WILMINGTON MULTI-MANAGER LARGE-CAP FUND
WILMINGTON MULTI-MANAGER MID-CAP FUND
WILMINGTON MULTI-MANAGER SMALL-CAP FUND
WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
WILMINGTON MULTI-MANAGER REAL ASSET FUND
(the “Funds”)
of WT Mutual Fund

Supplement dated February 28, 2007 to the Institutional Shares and A Shares Prospectuses and Statement of Additional Information, each dated November 1, 2006. This Supplement supersedes the Supplement dated December 11, 2006
The information in this Supplement contains new and additional information beyond that in the Institutional Shares and A Shares Prospectuses of the Funds dated November 1, 2006 and the Supplement Dated December 11, 2006, and should be read in conjunction with those Prospectuses and Supplement.
     Rodney Square Management Corporation (“RSMC”), the Adviser of the Wilmington Multi-Manager Large-Cap Fund, Wilmington Multi-Manager Mid-Cap Fund and Wilmington Multi-Manager Small-Cap Fund (the “Cap Funds”), has determined to allocate a portion of each Cap Fund’s assets to a fundamentally weighted investment strategy, as described below. At its November meeting, the Board of Trustees of WT Mutual Fund (the “Board”) approved, and each Cap Fund’s shareholders subsequently approved at the February 22, 2007 Special Meeting of Shareholders, a sub-advisory agreement with Wilmington Trust Investment Management, LLC (“WTIM”) to provide the day-to-day management services for the fundamentally weighted investment strategy for the Cap Funds. The Adviser may, at its discretion, allocate a portion of each Cap Fund’s assets to WTIM to manage pursuant to WTIM’s proprietary fundamentally weighted investment strategy (“fundamental strategy”). The Board and shareholders approved a sub-advisory fee of 0.40% on the first $10 million, 0.35% on the next $15 million and 0.30% on average daily net assets over $25 million which are managed by WTIM using the fundamental strategy. The WTIM sub-advisory services using the fundamental strategy are in addition to those services provided to the Funds for which WTIM is compensated by the Adviser out of the investment advisory fee.
     The following information is inserted immediately after the heading “Strategies of Sub-Advisers to the Large-Cap Fund” on page 21 of the Institutional and A Shares’ prospectuses:
Wilmington Trust Investment Management, LLC (“WTIM”)
WTIM constructs a fundamentally weighted reference portfolio by weighting stocks in the Fund’s benchmark index in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow; and income. One or more of these or other fundamental metrics may be utilized by the Adviser in constructing the reference portfolio. WTIM may vary the fundamental metric(s) it uses to construct the reference portfolio at any time. By investing in a representative sample of stocks in a reference portfolio for the Fund, WTIM intends to achieve investment performance similar to the performance of the reference portfolio.
WTIM expects that the portion of the Fund invested in the fundamental strategy will have characteristics (such as industry weightings, price sensitivity to market changes and market capitalization) similar to those of its reference portfolio. WTIM will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of the Fund which will have the effect of limiting the taxes currently payable by shareholders. Such technique will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Fund. This practice may increase the volatility of returns by adding an element of momentum to the securities selection process.
WTIM retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the reference portfolio as well as discretion to determine the representative sample of securities for purchase by it on behalf of the Fund.
The investment strategy used by WTIM is unlike indexing strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research suggests that to the extent securities are mis-priced in the stock market, such mis-pricing would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their fair value. WTIM attempts to mitigate potential stock pricing errors by compiling a reference portfolio based on certain fundamental metrics of company size rather than stock market capitalization. The research has shown that an index that weights stocks based on these fundamental measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities on market capitalization.
In addition, the following information is inserted immediately after the headings entitled “Strategies of Sub-Advisers to the Mid-Cap Fund,” and “Strategies of Sub-Advisers to the Small-Cap Fund”:
Wilmington Trust Investment Management, LLC (“WTIM”)
For a summary of WTIM’s investment strategies, please see “Strategies of Sub-Advisers to the Large-Cap Fund—Wilmington Trust Investment Management, LLC (“WTIM”) above.

The following information is inserted on page 40 of the Institutional and A Shares prospectuses above the “Portfolio Managers — Sub-Advisers” paragraph.
Wilmington Multi-Manager Large-Cap Fund, Wilmington Multi-Manager Mid-Cap Fund and Wilmington Multi-Manager Small-Cap Fund
The day-to-day management of the fundamentally weighted strategy is the responsibility of a team of WTIM investment professionals. Below is a list of the staff of WTIM responsible for the fundamentally weighted strategy.
Rex P. Macey, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.
Adrian Cronje, Ph.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.
Andrew H. Hopkins, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.
Vincent F. Rights is an Officer of RSMC and an Assistant Vice President of WTIM. Mr. Rights joined RSMC in 2000 as a Securities Analyst.
Edward S. Forrester is a Portfolio Manager/Analyst and an Assistant Vice President of WTIM and is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities including 401(k) recordkeeping, equity trading and portfolio management.
Also, at the February 22, 2007 Special Meeting of Shareholders, the shareholders of the Wilmington Multi-Manager Large-Cap, Wilmington Multi-Manager Mid-Cap, Wilmington Multi-Manager Small-Cap and Wilmington Multi-Manager International Funds (the “Funds”) approved the elimination of the fundamental investment policy for each of the Funds with respect to investment in derivative securities. Accordingly, the following sentence should be deleted on page 30 of the Institutional and A Shares’ prospectuses, under the heading “Additional Risk Information” and the sub-heading “Derivatives Risk”:

Each Fund, except the Real Asset Fund, has a fundamental policy that no more than 15% of its total assets may be committed or exposed to derivative strategies.
The following sentence should be inserted on page 21 of the Institutional and A Shares’ prospectuses as a new paragraph after the first full paragraph:
Pursuant to an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”) on June 13, 2006, and approval of this manager of managers arrangement by shareholders at the February 22, 2007 Special Meeting of Shareholders as required pursuant to the Order, the Trust and RSMC may enter into new sub-advisory agreements or materially amend existing sub-advisory agreements, subject to approval by the Board (including a majority of Independent Trustees) without obtaining shareholder approval. Further, pursuant to the Order, within ninety (90) days of a change to a sub-advisory arrangement that, except for the relief granted by the Order, would have required shareholder approval, the shareholders of the applicable Fund must be provided with an information statement that contains the information about the sub-adviser and the sub-advisory agreement that would have been contained in a proxy statement. However, any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of a Fund will be required to be approved by the shareholders of such Fund.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.